Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
75952BAM7
165167BJ5
165167BG1
Issuer
RELIANT ENERGY INC
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, Barclays, DBSI, Goldman Sachs, Merrill
Lynch, ABN Amro, JP Morgan, Scotia Capital,
UBS
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RRI 6.75% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/14/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
750,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
1.75%
2.00%
Rating
B1/B+
Ba3/BB-
Ba3/BB-
Current yield
6.75%
7.00%
7.76%
Benchmark vs Spread (basis points)
262 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   140,000
0.02%
1.34%
0.00%
12/14/2004
Scudder High Income Opportunity Fund
Boston
490,000
 $                   490,000
0.07%
1.34%
0.00%
12/14/2004
Scudder Income Fund
Boston
120,000
 $                   120,000
0.02%
1.33%
0.00%
12/14/2004
SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.00%
1.35%
0.00%
12/14/2004
SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.00%
1.35%
0.00%
12/14/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,420,000
 $
5,420,000
0.72%
1.34%
0.00%
12/14/2004
Scudder High Income Trust
Chicago
560,000
 $                   560,000
0.07%
1.33%
0.00%
12/14/2004
Scudder Multi-Market Income Trust
Chicago
280,000
 $                   280,000
0.04%
1.34%
0.00%
12/14/2004
Scudder Strategic Income Fund
Chicago
410,000
 $                   410,000
0.05%
1.34%
0.00%
12/14/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
983130AB1
040228AL2
857689ar4
Issuer
WYNN LAS VEGAS LLC/CORP
ARGOSY GAMING CO
STATION CASINOS
Underwriters
BofA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Morgan Stanley
BofA, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WYNN 6.625% 12/1/2014
AGY 7% 1/15/2014
STNG 6.5% 2/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
144A Lead Manager
Name of underwriter or dealer from which purchased
SG Americas
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/22/2004
2/5/2004
1/15/2004
Total amount of offering sold to QIBs
1,300,000,000
350,000,000
450,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,300,000,000
350,000,000
450,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
1.88%
Rating
B2/B+
B1/B+
B1/B+
Current yield
6.63%
7.00%
6.50%
Benchmark vs Spread (basis points)
246 bp
98 bp
184 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
1,155,000
 $
1,155,000
0.09%
-1.00%
1.82%
12/31/2004
Scudder Income Fund
Boston
290,000
 $                   290,000
0.02%
-1.00%
0.68%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.13%
-1.00%
1.94%
12/31/2004
Scudder High Income Trust
Chicago
1,330,000
 $
1,330,000
0.10%
-1.00%
2.39%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
655,000
 $                   655,000
0.05%
-1.00%
2.79%
12/31/2004
Scudder Strategic Income Fund
Chicago
965,000
 $                   965,000
0.07%
-1.00%
1.95%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAB1
800907AG2
984121BN2
Issuer
ACTIVANT SOLUTIONS INC
SANMINA-SCI CORP
XEROX CORPORATION
Underwriters
DBSI, JP Morgan
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SANM 6.75% 3/1/2013
XRX 6.875% 8/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
SALS
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
2/16/2005
8/5/2004
Total amount of offering sold to QIBs
120,000,000
400,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
120,000,000
400,000,000
750,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
1.50%
Rating
B2/B+
B1/B
Ba2/B+
Current yield
3.13%
6.75%
6.88%
Benchmark vs Spread (basis points)
600 bp
270 bp
135 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
160,000
 $                   160,000
0.13%
2.00%
-2.60%
3/31/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.03%
2.00%
-0.41%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,665,000
 $
1,665,000
1.39%
2.00%
-2.53%
3/31/2005
Scudder High Income Trust
Chicago
175,000
 $                   175,000
0.15%
2.00%
-3.52%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.07%
2.00%
-3.45%
3/31/2005
Scudder Strategic Income Fund
Chicago
115,000
 $                   115,000
0.10%
2.00%
-1.57%
3/31/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
001031AD5
38470RAB7
20902YAD4
Issuer
AEP INDUSTRIES INC
GRAHAM PACKAGING CO
CONSOLIDATED CONTAINER CO
Underwriters
Merrill Lynch, DBSI
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEPI 7.875% 3.15.2013
GRAHAM 9.875% 10/15/2014
CONCON 10.75% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Sole Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
Citigroup
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
9/29/2004
5/11/2004
Total amount of offering sold to QIBs
175,000,000
375,000,000
207,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
375,000,000
207,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           72.51
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B2/B
Caa2/CCC+
B3/CCC
Current yield
7.88%
9.88%
13.22%
Benchmark vs Spread (basis points)
348 bp
398 bp
397 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.08%
2.00%
-0.21%
3/15/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.00%
-0.31%
3/15/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,395,000
 $
1,395,000
0.80%
2.00%
-0.18%
3/15/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.08%
2.00%
-0.32%
3/15/2005
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.04%
2.00%
-0.87%
3/15/2005
Scudder Strategic Income Fund
Chicago
95,000
 $                     95,000
0.05%
2.00%
-0.41%
3/15/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00828BAA3
92839UAC1
880349AF2
Issuer
AFFINIA GROUP INC
VISTEON CORP
TENNECO AUTOMOTIVE INC
Underwriters
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Citigroup, JP Morgan, CSFB, DBSI, UBS,
Banc One, BNP Paribas, BNY Capital,
Comerica Bank, HSBC, Lazard, Morgan
Stanley, Scoita Captial
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 9% 11/30/2014
VC 7% 3/10/2014
TEN 8.625% 11/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Sr Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2004
3/3/2004
11/9/2004
Total amount of offering sold to QIBs
300,000,000
450,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
450,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                           99.96
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.35%
2.50%
Rating
Caa1/B
Ba1/BB+
B3/B-
Current yield
9.00%
7.00%
8.63%
Benchmark vs Spread (basis points)
480 bp
334 bp
395 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%
4.25%
1.62%
12/31/2004
Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.08%
4.25%
2.26%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
4.25%
1.74%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,775,000
 $
2,775,000
0.93%
4.25%
2.45%
12/31/2004
Scudder High Income Trust
Chicago
290,000
 $                   290,000
0.10%
4.25%
3.06%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%
4.25%
3.66%
12/31/2004
Scudder Strategic Income Fund
Chicago
210,000
 $                   210,000
0.07%
4.25%
2.44%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
93443MAA9
018606AE3
90338WAF0
Issuer
WARNER CHILCOTT CORP
ALLIANCE IMAGING
US ONCOLOGY INC
Underwriters
CSFB, DBSI, JP Morgan, Morgan Stanley
Citigroup, DBSI
Citigroup, JP Morgan, Wachovia, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WCRX 8.75% 2/1/2015
AIQ 7.25% 12/15/2012
USON 10.75% 8/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
Citigroup
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
12/9/2004
8/4/2004
Total amount of offering sold to QIBs
600,000,000
150,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
150,000,000
275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
Caa1/CCC+
B3/B-
B3/B-
Current yield
8.75%
7.25%
10.75%
Benchmark vs Spread (basis points)

300 bp
634 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
115,000
 $                   115,000
0.02%
1.85%


Scudder High Income Opportunity Fund
Boston
415,000
 $                   415,000
0.07%
1.85%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     20,000
0.00%
1.85%
0.52%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
4,550,000
 $
4,550,000
0.76%
1.85%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
470,000
 $                   470,000
0.08%
1.85%
-1.20%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
235,000
 $                   235,000
0.04%
1.85%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
345,000
 $                   345,000
0.06%
1.85%
-0.61%
3/31/2005




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
882444AA0
165167BJ5
165167BG1
Issuer
TEXAS GENCO LLC/FINANCING
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TGN 6.875% 12/15/2014
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
1,125,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,125,000,000
300,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.75%
2.00%
Rating
B1/B
Ba3/BB-
Ba3/BB-
Current yield
6.88%
7.00%
7.76%
Benchmark vs Spread (basis points)
273 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   255,000
0.02%
3.38%
1.50%
12/31/2004
Scudder High Income Opportunity Fund
Boston
875,000
 $                   875,000
0.08%
3.38%
0.96%
12/31/2004
Scudder Income Fund
Boston
215,000
 $                   215,000
0.02%
3.38%
0.13%
12/31/2004
SVS I Balanced Portfolio
Boston
50,000
 $                     50,000
0.00%
3.38%
1.56%
12/31/2004
SVS I Bond Portfolio
Boston
40,000
 $                     40,000
0.00%
3.38%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,740,000
0.87%
3.38%
1.03%
12/31/2004
Scudder High Income Trust
Chicago
1,000,000
 $
1,000,000
0.09%
3.38%
1.24%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
500,000
 $                   500,000
0.04%
3.38%
1.52%
12/31/2004
Scudder Strategic Income Fund
Chicago
730,000
 $                   730,000
0.06%
3.38%
0.90%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAA0
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 8.875% 3/1/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
8.88%
6.75%
8.00%
Benchmark vs Spread (basis points)
471 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
1.88%
0.00%
2/25/2005
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.04%
1.82%
0.00%
2/25/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
-4.00%
-1.02%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,370,000
 $
1,370,000
0.46%
1.80%
0.00%
2/25/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
1.81%
0.00%
2/25/2005
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
1.82%
0.00%
2/25/2005
Scudder Strategic Income Fund
Chicago
105,000
 $                   105,000
0.04%
1.79%
0.00%
2/25/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAD4
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
10.00%
6.75%
8.00%
Benchmark vs Spread (basis points)
556 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
2.03%
0.00%
3/11/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.03%
0.00%
3/11/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,395,000
 $
1,395,000
0.47%
2.03%
0.00%
3/11/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.02%
0.00%
3/11/2005
Scudder Multi-Market Income Trust
Chicago
75,000
 $                     75,000
0.03%
2.03%
0.00%
3/11/2005
Scudder Strategic Income Fund
Chicago
95,000
 $                     95,000
0.03%
2.01%
0.00%
3/11/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
828709AH8
02369AAE8
481087AA2
Issuer
SIMMONS CO
AMERICAN ACHIEVEMENT CRP
JOSTENS IH CORP
Underwriters
DBSI, Goldman Sachs
DBSI, Goldman Sachs
CSFB, DBSI, BofA, Calyon, CIT Group,
Greenwich, ING, Natcity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SIMMON 10% 12/15/2014
AMEACH 8.25% 4/1/2012
JOSEA 7.625% 10/1/2012
Is the affiliate a manager or co-manager of offering?
Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/10/2004
3/17/2004
9/23/2004
Total amount of offering sold to QIBs
269,000,000
150,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
269,000,000
150,000,000
500,000,000
Public offering price
 $                                                           61.39
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.75%
Rating
Caa2/B-
B3/B-
B3/B-
Current yield
10.31%
8.25%
7.63%
Benchmark vs Spread (basis points)
606 bp
350 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $                   104,365
0.06%
-0.64%
1.39%
12/31/2004
Scudder High Income Opportunity Fund
Boston
590,000
 $                   362,207
0.22%
-0.64%
0.75%
12/31/2004
SVS I Balanced Portfolio
Boston
30,000
 $                     18,417
0.01%
-0.64%
1.47%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,550,000
 $
4,021,111
2.43%
-0.64%
0.85%
12/31/2004
Scudder High Income Trust
Chicago
675,000
 $                   414,389
0.25%
-0.64%
0.91%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
335,000
 $                   205,660
0.12%
-0.64%
1.52%
12/31/2004
Scudder Strategic Income Fund
Chicago
495,000
 $                   303,885
0.18%
-0.64%
0.90%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $                                                 500,000,000
Total amount of any concurrent public offering
0
0
 $                                                                -
Total
400,000,000
250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
80,000
 $                     80,000
0.02%
-6.25%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.08%
-6.25%
-2.48%
3/31/2005
Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
-6.25%
-1.34%
3/31/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-2.04%
3/31/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-1.25%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,255,000
 $
3,255,000
0.81%
-6.25%
-2.57%
3/31/2005
Scudder High Income Trust
Chicago
340,000
 $                   340,000
0.09%
-6.25%
-3.37%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
170,000
 $                   170,000
0.04%
-6.25%
-3.94%
3/31/2005
Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.06%
-6.25%
-1.90%
3/31/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BK2
165167BJ5
165167BG1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BofA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Capital, SunTrust, TD Waterhouse,
Wells Fargo
BofA, Bear Stearns, Lehman Brothers,
Morgan Stanley, UBS
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.375% 6/15/2015
CHK 7% 8/15/2014
CHK 7.5% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Lead Manager
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2004
7/28/2004
5/20/2004
Total amount of offering sold to QIBs
600,000,000
300,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
300,000,000
300,000,000
Public offering price
 $                                                           99.05
 $                                                         100.00
 $                                                           98.27
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.75%
2.00%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.50%
7.00%
7.76%
Benchmark vs Spread (basis points)
214 bp
201 bp
215 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
25,000
 $                     24,763
0.00%
3.19%
-0.17%
12/8/2004
Scudder High Income Opportunity Fund
Boston
95,000
 $                     94,098
0.02%
3.19%
0.85%
12/8/2004
Scudder Income Fund
Boston
25,000
 $                     24,763
0.00%
3.19%
1.09%
12/8/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,050,000
 $
1,040,025
0.18%
3.19%
0.72%
12/8/2004
Scudder High Income Trust
Chicago
110,000
 $                   108,955
0.02%
3.19%
0.97%
12/8/2004
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     54,478
0.01%
3.19%
1.36%
12/8/2004
Scudder Strategic Income Fund
Chicago
80,000
 $                     79,240
0.01%
3.19%
0.83%
12/8/2004




Security Information









Security Purchased
Comparison Security
Comparison Security

Cusip
165167BM8
165167BK2
165167BJ5

Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP

Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc, Calyon, Comerica,
Fortis, Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Suntrust, TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers, Morgan
Stanley, UBS

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A

Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004

Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000

Total amount of any concurrent public offering
0
0
0

Total
600,000,000
600,000,000
300,000,000

Public offering price
 $                                                           99.07
 $                                                           99.06
 $                                                         100.00

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
1.63%
1.75%
1.75%

Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-

Current yield
6.75%
6.50%
7.00%

Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp










Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

Boston Funds








Scudder High Income Opportunity Fund
Boston
230,000
 $                   227,859
0.04%




Scudder Income Fund
Boston
35,000
 $                     34,674
0.01%




SVS I Balanced Portfolio
Boston
15,000
 $                     14,860
0.00%




SVS I Bond Portfolio
Boston
10,000
 $                       9,907
0.00%




Chicago Funds








Scudder High Income Fund
Chicago
1,995,000
 $
1,976,427
0.33%




Scudder High Income Trust
Chicago
235,000
 $                   232,812
0.04%




Scudder Multi-Market Income Trust
Chicago
30,000
 $                     29,721
0.01%




Scudder Strategic Income Fund
Chicago
175,000
 $                   173,371
0.03%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   142,800
0.06%
-1.77%
0.63%
2/4/2005
Scudder High Income Opportunity Fund
Boston
505,000
 $                   515,100
0.20%
-1.76%
0.31%
2/4/2005
Scudder Income Fund
Boston
120,000
 $                   122,400
0.05%
-1.77%
0.38%
2/4/2005
SVS I Balanced Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.72%
0.69%
2/4/2005
SVS I Bond Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.81%
0.28%
2/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,425,000
 $
5,533,500
2.17%
-1.76%
0.36%
2/4/2005
Scudder High Income Trust
Chicago
570,000
 $                   581,400
0.23%
-1.77%
0.48%
2/4/2005
Scudder Multi-Market Income Trust
Chicago
280,000
 $                   285,600
0.11%
-1.76%
0.72%
2/4/2005
Scudder Strategic Income Fund
Chicago
420,000
 $                   428,400
0.17%
-1.77%
0.20%
2/4/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
50,000
 $                     51,000
0.05%
-3.43%


Scudder High Income Opportunity Fund
Boston
175,000
 $                   178,500
0.18%
-3.43%
-1.57%
3/31/2005
Scudder Income Fund
Boston
40,000
 $                     40,800
0.04%
-3.43%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.03%
3/31/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.11%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,943,100
1.91%
-3.43%
-1.53%
3/31/2005
Scudder High Income Trust
Chicago
200,000
 $                   204,000
0.20%
-3.43%
-2.15%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
100,000
 $                   102,000
0.10%
-3.43%
-2.71%
3/31/2005
Scudder Strategic Income Fund
Chicago
145,000
 $                   147,900
0.15%
-3.43%
-1.30%
3/31/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896AX8
00130HBC8
019471152
Issuer
CMS ENERGY
AES CORPORATION
SWIFT ENERGY CO
Underwriters
Citigroup, DBSI, BNP Paribas, Wedbush
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferson
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
ES 7.75% 3/1/2014
SFY  7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
2/10/2004
6/9/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
150,000,000
Public offering price
 $                                                           99.82
 $                                                           98.29
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.25%
Rating
B1/B+
B1/B-
B1/BB-
Current yield
6.33%
8.02%
7.63%
Benchmark vs Spread (basis points)
237 bp
390 bp
314 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     69,876
0.05%
1.16%
0.93%
3/11/2005
Scudder High Income Opportunity Fund
Boston
250,000
 $                   249,558
0.17%
2.48%
1.61%
3/14/2005
Scudder Income Fund
Boston
60,000
 $                     59,894
0.04%
2.31%
-0.43%
3/14/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     14,973
0.01%
2.11%
2.18%
3/14/2005
SVS I Bond Portfolio
Boston
10,000
 $                       9,982
0.01%
2.94%
-0.56%
3/14/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,750,000
 $
2,745,133
1.83%
2.43%
1.89%
3/14/2005
Scudder High Income Trust
Chicago
280,000
 $                   279,504
0.19%
2.44%
2.08%
3/14/2005
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   139,752
0.09%
2.44%
1.18%
3/14/2005
Scudder Strategic Income Fund
Chicago
210,000
 $                   209,628
0.14%
2.37%
0.55%
3/14/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
216762AC8
880349AF2
194832AE1
Issuer
COOPER STANDARD AUTO
TENNECO AUTOMOTIVE INC
COLLINS & AIKMAN PRODUCTS
Underwriters
DBSI, Goldman Sachs, Lehman Brothers,
UBS, BNP Paribas, Scotia Capital
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
DBSI, CSFB, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPER 8.375% 12/15/2014
TEN 8.625% 11/15/2014
CKC 12.875% 8/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
11/9/2004
8/12/2004
Total amount of offering sold to QIBs
350,000,000
500,000,000
415,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
500,000,000
415,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           96.42
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.28%
Rating
B3/B
B3/B
B3/B
Current yield
8.38%
8.63%
13.64%
Benchmark vs Spread (basis points)
427 bp
443 bp
953 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
-0.25%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
100,000
 $                   100,000
0.03%
-0.25%
0.31%
12/31/2004
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
-0.25%
0.15%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,105,000
 $
1,105,000
0.32%
-0.25%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
115,000
 $                   115,000
0.03%
-0.25%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,000
0.02%
-0.25%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.02%
-0.25%
0.65%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
23326LAA0
162456AM9
171340AD4
Issuer
DEL LABORATORIES INC
CHATTEM INC
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DSBI
BofA, Morgan Stanley
Citigroup, JP Morgan, Mitsubishi, Natcity, PNC
Capital, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
CHTT 7% 3/14/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/19/2005
2/10/2004
12/15/2004
Total amount of offering sold to QIBs
175,000,000
125,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
125,000,000
250,000,000
Public offering price
 $                                                           99.34
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.13%
1.75%
Rating
B3/CCC+
B2/B
Ba3/B+
Current yield
8.12%
7.00%
6.00%
Benchmark vs Spread (basis points)
417 bp
245 bp
169 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
100,000
 $                     99,340
0.06%
-3.36%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
365,000
 $                   362,591
0.21%
-3.36%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     19,868
0.01%
-3.36%
0.00%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,985,000
 $
3,958,699
2.28%
-3.36%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
410,000
 $                   407,294
0.23%
-3.36%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
205,000
 $                   203,647
0.12%
-3.36%
-1.60%
3/31/2005
Scudder Strategic Income Fund
Chicago
305,000
 $                   302,987
0.17%
-3.36%
-0.41%
3/31/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
33938EAM9
984121BN2
031652AT7
Issuer
FLEXTRONICS INTL LTD
XEROX CORPORATION
AMKOR TECHNOLOGIES INC
Underwriters
CSFB, DBSI, BofA, Citigroup, Lehman
Brothers, ABN Amro, BNP Paribas, HSBC,
Keybanc, RBC Capital, Scotia Capital, UBS
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.25% 11/15/2014
XRX 6.875% 8/15/2011
AMKR 7.025% 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2004
8/5/2004
3/9/2004
Total amount of offering sold to QIBs
500,000,000
750,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
750,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.30%
1.50%
1.07%
Rating
Ba2/BB-
Ba2/B+
B3B
Current yield
6.25%
6.88%
7.26%
Benchmark vs Spread (basis points)
203 bp
163 bp
525 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
125,000
 $                   125,000
0.03%
-1.00%
2.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.09%
-1.00%
2.48%
12/31/2004
Scudder Income Fund
Boston
115,000
 $                   115,000
0.02%
-1.00%
1.04%
12/31/2004
SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%
-1.00%
2.81%
12/31/2004
SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.00%
-1.00%
0.99%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,165,000
 $
5,165,000
1.03%
-1.00%
2.63%
12/31/2004
Scudder High Income Trust
Chicago
530,000
 $                   530,000
0.11%
-1.00%
3.15%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
260,000
 $                   260,000
0.05%
-1.00%
4.08%
12/31/2004
Scudder Strategic Income Fund
Chicago
380,000
 $                   380,000
0.08%
-1.00%
2.87%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
382383AF4
120111BB4
009037AE2
Issuer
GOODMAN GLOBAL HOLDINGS
BUILDING MATERIALS CORP
AINSWORTH LUMBER
Underwriters
CSFB, JP Morgan, UBS, DBSI, Merrill Lynch
Citigroup, DBSI, JP Morgan
DBSI, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GOOGLO 7.875% 12/15/2012
GAFP 7.75% 8/1/2014
AINSCN 7.25% 10/1/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
7/21/2004
9/17/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
250,000,000
275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
1.75%
1.75%
Rating
Caa1/B-
B2/B+
B2/B+
Current yield
7.88%
7.75%
7.25%
Benchmark vs Spread (basis points)
400 bp
386 bp
304 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
220,000
 $                   220,000
0.06%
-1.00%
0.35%
12/31/2004
Scudder High Income Opportunity Fund
Boston
770,000
 $                   770,000
0.19%
-1.00%
0.31%
12/31/2004
SVS I Balanced Portfolio
Boston
40,000
 $                     40,000
0.01%
-1.00%
0.34%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
8,555,000
 $
8,555,000
2.14%
-1.00%
0.54%
12/31/2004
Scudder High Income Trust
Chicago
885,000
 $                   885,000
0.22%
-1.00%
-9.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
440,000
 $                   440,000
0.11%
-1.00%
0.51%
12/31/2004
Scudder Strategic Income Fund
Chicago
645,000
 $                   645,000
0.16%
-1.00%
0.00%
12/31/2004



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
44701QAH5
44701RAF7
07329UAB8
Issuer
HUNTSMAN INTL LLC
HUNTSMAN LLC
BCP CAYLUX
Underwriters
CSFB, DBSI
Citigroup, CSFB, DBSI, JP Morgan, UBS,
Merrill Lynch
BofA, DBSI, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 7.275% 1/1/2015
HUNTSM 11.5% 7/15/2012
BCPLU 10.375% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2004
6/15/2004
6/3/2004
Total amount of offering sold to QIBs
175,000,000
300,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
300,000,000
200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
3.00%
Rating
Caa1/CCC+
B3/CCC+
B3/B-
Current yield
7.38%
11.50%
10.38%
Benchmark vs Spread (basis points)
310 bp
379 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.02%
0.25%
1.15%
12/31/2004
Scudder High Income Opportunity Fund
Boston
105,000
 $                   105,000
0.06%
0.25%
1.39%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,145,000
 $
1,145,000
0.65%
0.25%
1.58%
12/31/2004
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.07%
0.25%
1.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.03%
0.25%
2.36%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.05%
0.25%
1.31%
12/31/2004




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
Common 020773456
44701RAF7
07329UAB8
Issuer
HUNTSMAN INTL LLC
HUNTSMAN LLC
BCP CAYLUX
Underwriters
CSFB, Deutsche Bank AG London
Citigroup, CSFB, DBSI, JP Morgan, UBS,
Merrill Lynch
BofA, DBSI, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HUNTSM 7.5% 1/1/2015
HUNTSM 11.5% 7/15/2012
BCPLU 10.375% 6/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2004
6/15/2004
6/3/2004
Total amount of offering sold to QIBs
175,000,000
300,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
300,000,000
200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
3.00%
Rating
Caa1/CCC+
B3/CCC+
B3/B-
Current yield
7.50%
11.50%
10.38%
Benchmark vs Spread (basis points)
377 bp
379 bp
413 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.02%
35.92%
1.15%
12/31/2004
Scudder High Income Opportunity Fund
Boston
105,000
 $                   105,000
0.06%
35.92%
1.39%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,145,000
 $
1,145,000
0.65%
35.92%
1.58%
12/31/2004
Scudder High Income Trust
Chicago
120,000
 $                   120,000
0.07%
35.92%
1.89%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     60,000
0.03%
35.92%
2.36%
12/31/2004
Scudder Strategic Income Fund
Chicago
85,000
 $                     85,000
0.05%
35.92%
1.31%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
457875AA0
880349AF2
00828BAA3
Issuer
INSURANCE AUTO AUCTIONS INC
FINANCE
TENNECO AUTOMOTIVE INC
AFFINIA GROUP INC
Underwriters
Bear Stearns, DBSI
BoA, Citigroup, DBSI, JP Morgan, BNY
Capital
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
IAAIF 11% 4/1/2013
TEN 8.875% 11/15/2014
AFFGRP 9% 11/30/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2005
11/9/2004
11/12/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.75%
Rating
Caa1/CCC+
B3/B-
Caa1/B
Current yield
11.00%
8.88%
9.00%
Benchmark vs Spread (basis points)
653 bp
456 bp
596 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
90,000
 $                     90,000
0.06%
-0.66%
-0.75%
3/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
855,000
 $                   855,000
0.57%
-0.66%
-0.73%
3/30/2005
Scudder High Income Trust
Chicago
95,000
 $                     95,000
0.06%
-0.66%
-0.99%
3/30/2005
Scudder Multi-Market Income Trust
Chicago
50,000
 $                     50,000
0.03%
-0.66%
-0.43%
3/30/2005
Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.04%
-0.66%
-0.42%
3/30/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45820EAK82
019579760
65250GAC8
Issuer
INTELSAT BERMUDA LTD
KABEL DEUTSCHLAND GMBH
NEW SKIES SATELLITES NV
Underwriters
CSFB, DBSI, Lehman Brothers
Deutsche Bank AG London, Citigroup,
Goldman Sachs, Morgan Stanley
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
INTEL 8.25% 1/15/2013
KABEL 10.625% 7/1/2014
NSKIES 9.125% 11/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/24/2005
6/24/2004
10/22/2004
Total amount of offering sold to QIBs
875,000,000
610,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
875,000,000
610,000,000
125,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.59%
2.75%
Rating
B2/B+
B2/B
Caa1/B-
Current yield
8.25%
10.63%
9.13%
Benchmark vs Spread (basis points)
425 bp
600 bp
538 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $                   170,000
0.02%
1.00%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
615,000
 $                   615,000
0.07%
1.00%
-0.73%
3/31/2005
Scudder Income Fund
Boston
150,000
 $                   150,000
0.02%
1.00%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
0.87%
3/31/2005
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
-0.98%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
6,615,000
 $
6,615,000
0.76%
1.00%
-0.47%
3/31/2005
Scudder High Income Trust
Chicago
685,000
 $                   685,000
0.08%
1.00%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.04%
1.00%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
505,000
 $                   505,000
0.06%
1.00%
-0.48%
3/31/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
51508LAA1
145749AA5
358497AC9
Issuer
LANDRY'S RESTAURANTS INC
CARROLS CORP
FRIENDLY ICE CREAM CORP
Underwriters
BofA, DBSI, Wachovia
BofA, JP Morgan, Lehman Brothers, SunTrust,
Wachovia
Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNY 7.5% 12/15/2014
CRLL 9% 1/15/2013
FRN 8.375% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2004
12/9/2004
3/3/2004
Total amount of offering sold to QIBs
400,000,000
180,000,000
175,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
180,000,000
175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.38%
2.75%
2.75%
Rating
B2/B
B3/B-
B2/B-
Current yield
7.50%
9.00%
8.38%
Benchmark vs Spread (basis points)
343 bp
455 bp
462 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
45,000
 $                     45,000
0.01%
0.18%
0.00%
12/15/2004
Scudder High Income Opportunity Fund
Boston
150,000
 $                   150,000
0.04%
0.19%
0.00%
12/15/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
0.20%
0.00%
12/15/2004
SVS I Balanced Portfolio
Boston
10,000
 $                     10,000
0.00%
0.25%
0.00%
12/15/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,640,000
 $
1,640,000
0.41%
0.19%
0.00%
12/15/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%
0.20%
0.00%
12/15/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%
0.18%
0.00%
12/15/2004
Scudder Strategic Income Fund
Chicago
125,000
 $                   125,000
0.03%
0.18%
0.00%
12/15/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAC1
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BAGSMI 6.875% 12/15/2011
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.25%
2.50%
Rating
Ba3/B+
Ba3/BB+
Ba2/BB+
Current yield
6.88%
6.75%
7.13%
Benchmark vs Spread (basis points)
304 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.04%
3.00%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.12%
3.00%
0.31%
12/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%
3.00%
0.15%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
3.00%
0.69%
12/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%
3.00%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.37%
3.00%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.14%
3.00%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.07%
3.00%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.10%
3.00%
0.65%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
55932RAE7
338032AY1
35687MAC1
Issuer
MAGNACHIP SEMICONDUCTOR
FISHER SCIENTIFIC INTL
FREESCALE SEMICONDUCTOR
Underwriters
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
BofA, Goldman Sachs, DBSI, Lazard & Co,
Merrill Lynch
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro, BNP
Paribas, Calyon, Dresdner, Harris, Mizuho,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MAGSMI 8% 12/15/2014
FSH 6.75% 8/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/16/2004
7/22/2004
7/16/2004
Total amount of offering sold to QIBs
250,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.10%
1.25%
2.50%
Rating
B2/B-
Ba3/BB+
Ba2/BB+
Current yield
8.00%
6.75%
7.13%
Benchmark vs Spread (basis points)
382 bp
179 bp
201 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.03%
4.25%
0.75%
12/31/2004
Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.10%
4.25%
0.31%
12/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.02%
4.25%
0.15%
12/31/2004
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%
4.25%
0.69%
12/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
4.25%
0.14%
12/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,735,000
 $
2,735,000
1.09%
4.25%
0.36%
12/31/2004
Scudder High Income Trust
Chicago
280,000
 $                   280,000
0.11%
4.25%
0.47%
12/31/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.06%
4.25%
0.62%
12/31/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.08%
4.25%
0.65%
12/31/2004


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65474YAD7
65474XAD9
23383VCH1
Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
DAIMLER CHYSLER AUTO TRUST
Underwriters
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
ABN AMRO, Citigroup, DBSI, JP Morgan,
Merrill Lynch, SG Corporate, Williams Capital
Citigroup, Barclays, DBSI, ABN AMRO, BoA,
Banc One, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NAROT 2005-A A4 3.82% 7/15/2010
NAROT 2004-C A4 2.85% 3/15/2010
DCAT 2004-A A4 2.58% 4/8/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
Citigroup, Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2005
9/8/2004
3/4/2004
Total amount of offering sold to QIBs
324,345,000
318,220,000
282,000,000
Total amount of any concurrent public offering
0
0
0
Total
324,345,000
31,822,000
282,000,000
Public offering price
 $                                                           99.98
 $                                                         100.00
 $                                                           99.31
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.23%
0.25%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.82%
2.85%
1.40%
Benchmark vs Spread (basis points)
1 bp
0 bp
0 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   254,956
0.08%
-1.55%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
875,000
 $                   874,851
0.27%
-1.55%
-1.03%
3/31/2005
Scudder Income Fund
Boston
215,000
 $                   214,963
0.07%
-1.55%
-0.14%
3/31/2005
SVS I Balanced Portfolio
Boston
50,000
 $                     49,991
0.02%
-1.54%
0.26%
3/31/2005
SVS I Bond Portfolio
Boston
40,000
 $                     39,993
0.01%
-1.55%
-0.14%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,738,336
3.00%
-1.55%
-1.05%
3/31/2005
Scudder High Income Trust
Chicago
1,000,000
 $                   999,829
0.31%
-1.55%
-1.52%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
500,000
 $                   499,915
0.15%
-1.55%
-1.54%
3/31/2005
Scudder Strategic Income Fund
Chicago
730,000
 $                   729,875
0.23%
-1.55%
-0.41%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78388JAF3
029912AP7
36155WAC0
Issuer
SBA COMMUNICATIONS CORP
AMERICAN TOWER CORP
GCI INC
Underwriters
DBSI, Lehman Brothers, Friedman Billings,
Raymond James, RBC Capital, TD Securities
CSFB, Bear Stearns, BNY Capital, Calyon,
Citigroup, DBSI, Goldman Sachs, Greenwich,
JP Morgan, Rabobank, RBC Capital, TD
Securities
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 8.5% 12/1/2012
AMT 7.125% 10.15.2012
GNCMA 7.25% 2/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Lead Manager
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/1/2004
9/28/2004
2/5/2004
Total amount of offering sold to QIBs
250,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
500,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.26
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
2.25%
Rating
Caa1/CCC-
B3/CCC
B2/B+
Current yield
8.50%
7.13%
7.52%
Benchmark vs Spread (basis points)
433 bp
293 bp
279 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
35,000
 $                     35,000
0.01%
0.63%
0.00%
12/1/2004
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.05%
0.63%
0.00%
12/1/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,430,000
 $
1,430,000
0.57%
0.63%
0.00%
12/1/2004
Scudder High Income Trust
Chicago
150,000
 $                   150,000
0.06%
0.63%
0.00%
12/1/2004
Scudder Multi-Market Income Trust
Chicago
75,000
 $                     75,000
0.03%
0.63%
0.00%
12/1/2004
Scudder Strategic Income Fund
Chicago
110,000
 $                   110,000
0.04%
0.63%
0.00%
12/1/2004